UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                          Date of Report April 14, 2005
                        (Date of earliest event reported)

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    1-12351                 41-1849591
(State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)           File number)         Identification No.)


              10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
                    (Address of principal executive offices)

                                 (952) 525-5020
                        (Registrant's telephone number)

                                 Not Applicable
         (Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01.  Other Events

On April 14, 2005, Metris Companies Inc. issued a press release announcing that Metris Receivables, Inc., a wholly owned subsidiary of Metris Companies Inc., filed its monthly 8-K which reports portfolio performance in the Metris Master Trust (MMT) and discussing the impact of non-routine sales of charged-off receivables on the monthly and quarterly MMT excess spread data.


Item 9.01.  Financial Statement and Exhibits

Metris Companies Inc. (Registrant) press release dated April 14, 2005, announcing that Metris Receivables, Inc., a wholly owned subsidiary of Metris Companies Inc., filed its monthly 8-K today, reporting portfolio performance in the Metris Master Trust (MMT) and discussing the impact of non-routine sales of charged-off receivables on the monthly and quarterly MMT excess spread data.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   METRIS COMPANIES INC.


Dated:  April 14, 2005             By: /s/ David D. Wesselink
                                           David D. Wesselink
                                           Chairman and CEO




                                                   EXHIBIT INDEX

Exhibit No.       Description

99.1              Metris Companies Inc. press release dated April 14, 2005.